SECOND AMENDMENT TO KBR SENIOR EXECUTIVE PERFORMANCE PAY PLAN WHEREAS, KBR, Inc. (the “Company”) maintains the KBR Senior Executive Performance Pay Plan, as most recently restated effective January 1, 2020 (the “Plan”); and WHEREAS, the Company desires to amend the Plan to revise the definition of the term “Senior Executive” and thus which employees are eligible to participate in the Plan; NOW, THEREFORE, effective as of January 1, 2023, the Plan is hereby amended as follows: 1. The definition of the term “Senior Executive” shall be deleted from Section 2.1 of the Plan and the following shall be substituted therefor: ““Senior Executive” shall mean (i) the CEO and (ii) any employee (whether employed on a full-time or part-time basis) of the Company or an Affiliate who (A) is an Officer required to file reports with the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, (B) is the Chief Accounting Officer of the Company, or (C) is the highest ranking management position (with at least a title of Director or above) with direct oversight over internal audits of the Company.” 2. Except as expressly amended hereby, the Plan is ratified and confirmed in all respects and shall remain in full force and effect.